Material Events in the Reporting Period	6 Months Ended
Jun. 30, 2021
Material Events In Reporting Period [Abstract]
MATERIAL EVENTS IN THE REPORTING PERIOD

NOTE 3  - MATERIAL EVENTS IN THE REPORTING PERIOD

A.	On January 22, 2021, the Company entered into an At the Market Sales Agreement, (the “Sales Agreement”) pursuant to which the Company may sell ADSs up to a total amount of $60,000 from time to time. As of March 25, 2021, the Company issued a total of 1,378,344 ADSs (6,891,720 Ordinary Shares) at a weighted average price of $10.137 per ADS. After deducting closing costs and fees, as of June 30, 2021, the Company received net proceeds of $13,508, net of issuance expense.

B.	On January 18, 2021, the Company’s Board of Directors approved an extension of all the options previously granted under the Company’s 2016 Equity Incentive Plan to seven years from the grant date instead of three years from the vesting date. The Company recognized the incremental compensation cost attributable to vested options at the amount of $387, as stock compensation expenses for the six months ended June 30, 2021. The remaining incremental compensation cost at the amount of $137 will be expensed over the remaining vesting period.

On March 8, 2021, the Company’s shareholders at an extraordinary general meeting approved an extension of the options already granted to three members of the Board of Directors, the Chief Executive Officer, Vice President of Human Resources, and to one of its service providers, under the Company’s 2016 Equity Incentive Plan, to seven years from the grant date instead of three years from the vesting date. The Company recognized the incremental compensation cost attributable to vested options at the amount of $416, as stock compensation expenses for the six months ended June 30, 2021. The incremental compensation cost at the amount of $85, will be expensed over the remaining vesting period.

C.	On February 25, 2021, the Company issued options to purchase 1,105,000 Ordinary Shares to its employees at an exercise price ranging between NIS 1.33 ($0.41) to NIS 5.93 ($1.81) (an average of approximately $1.41 per share at the grant date). The options shall vest over a period of three years until fully vested. The Company recorded in its statement of comprehensive loss a total expense of $182 in respect of those grants.

On March 25, 2021, and on June 3, 2021, the Company issued options to purchase 350,000 Ordinary Shares to its employees at an exercise price of NIS 4.75 (approximately $1.44 per share at the grant date). The options shall vest over a period of three years until fully vested. The Company recorded in its statement of comprehensive loss a total expense of $49 in respect of those grants.

D.	On January 18, 2021, and on March 25, 2021, the Company granted options to several service providers to purchase a total of 500,000 Ordinary Shares at an exercise price ranging between NIS 2.9 ($0.90) to NIS 4.75 ($1.44) (an average of approximately $1.43 per share at the grant date). The options shall vest over a period of three years until fully vested.

E.	On May 23, 2021, the Company issued 100,000 Ordinary shares to a service provider. The Company recorded in its statement of comprehensive loss a total expense of $79 in respect of such grant.

F.	On March 31, 2021, the Company exercised its option to extend its office lease period of three years, ending March 31, 2024, and received an additional option to extend its office lease, at the same monthly fee, for an additional three years ending March 31, 2027. As a result, the Company modified its Right of Use asset and the Operating lease liability by the amounts of $972.